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                                                                  EXHIBIT 10s-3


                                FIRST AMENDMENT
                                     TO THE
                       BELLSOUTH TELECOMMUNICATIONS, INC.
                     TRUST UNDER EXECUTIVE BENEFIT PLAN(S)


         THIS AGREEMENT is made this 1st day of November, 2003 by and between BellSouth Corporation ("BellSouth"), a Georgia corporation, BellSouth Telecommunications, Inc., a Georgia corporation, wholly-owned by BellSouth ("Company") and The Northern Trust Company, an Illinois corporation of Chicago, Illinois ("Trustee");

         WHEREAS, BellSouth, Company and Bankers Trust Company, a New York corporation, ("Bankers Trust") executed the BellSouth Telecommunications, Inc. Trust Under Executive Benefit Plan(s) (the "Trust Agreement") dated the 23rd day of May, 1996; and

         WHEREAS, BellSouth and Company desire to appoint The Northern Trust Company as successor trustee to Bankers Trust pursuant to Section 11 of the Trust Agreement; and

         WHEREAS, BellSouth, Company and Trustee desire to amend the Trust Agreement pursuant to Section 12 of the Trust Agreement;

         NOW, THEREFORE, the sections of the Trust Agreement set forth below are amended as follows, but all other sections of the Trust Agreement shall remain in full force and effect.

                                       1.

         All references to Bankers Trust are hereby amended to refer to The Northern Trust Company.

                                       2.

         Section 2(d)(4) is hereby amended by inserting "or the Independent Fiduciary (as defined below) if appointed" between words "Following a Change of Control, Trustee," and "in its sole discretion" at the beginning of the second sentence. All subsequent references to the "Trustee" in Section 2(d)(4) are hereby amended by substituting the word "Trustee" with the words "Trustee or the Independent Fiduciary if appointed."

                                       3.

         Sections 2(d)(5),(6) and (7) are hereby amended by substituting "Trustee" with "Trustee or the Independent Fiduciary if appointed" in the third sentence of section 2(d)(5), the second sentence of section 2(d)(6), and the first sentence of section 2(d)(7).


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                                       4.

         The following is hereby inserted at the end of section 3(b)(2):

              "Trustee may appoint an independent accounting, consulting or law firm to make any determination of solvency required by the Trustee under this Section 3. In such event Trustee may conclusively rely upon the determination by such firm and shall be responsible only for the prudent selection of such firm. Trustee shall require that such firm specifically acknowledge in its opinion or other determination that BellSouth, Company, participants, beneficiaries and creditors may rely on such opinion or other determination as third party beneficiaries."

                                       5.

         Section 5(f) is hereby amended by adding "or the Independent Fiduciary if appointed" immediately after the words "provisions under this Trust Agreement, Trustee" in the first sentence therein.

                                       6.

         Sections 5(h) and 5A are hereby amended by adding "or the Independent Fiduciary if appointed" immediately after all references to "Trustee" therein.

                                       7.

         New sections 8(g) and 8(h) are hereby inserted immediately after section 8(f) as follows:

         "(g) Following a Change in Control, Trustee may appoint an entity or a person as an independent fiduciary ("Independent Fiduciary") to act as fiduciary under the Plans and this agreement and to exercise such responsibilities of the Trustee set forth in sections 2(d)(4), (5),
         (6), and (7) and sections 5(f) and (h) and section 5A pursuant to a written agreement between such entity or person and the Trustee. The Independent Fiduciary shall certify to the Trustee the names of all persons authorized to act on its behalf. In such event, the Trustee may conclusively rely upon the determinations of and directions from the Independent Fiduciary and shall be responsible only for the prudent selection and retention of such entity or person to act as Independent Fiduciary hereunder. All fees and expenses of such Independent Fiduciary shall be paid from the assets of the Trust unless paid by BellSouth or the Company.

         (h) For purposes of Section 3, the phrase "actual knowledge of the Trustee" shall mean the actual knowledge of an officer or employee of the Corporate & Institutional Services trust administration segment of the Trustee and shall not include actual knowledge of personnel in the Corporate and Institutional Services banking segment or other separate segments of the Trustee."



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         IN WITNESS WHEREOF, BellSouth, Company and Trustee have caused this
Amendment to be executed and their respective corporate seals to be affixed and attested by their respective corporate officers on the day and year first written above.

                                     BELLSOUTH CORPORATION

                                     By:  /s/ Lynn  Wentworth

                                     Its:   Treasurer
ATTEST

/s/  Marcy A. Bass
Its: Senior Corporate Counsel and Assistant Corporate Secretary

     (CORPORATE SEAL)

         The undersigned, Marcy A. Bass, does hereby certify that he/she is the duly elected, qualified and acting Assistant Corporate Secretary of BellSouth Corporation ("BellSouth") and further certifies that the person whose signature appears above is a duly elected, qualified and acting officer of BellSouth with full power and authority to execute this Trust Amendment on behalf of BellSouth and to take such other actions and execute such other documents as may be necessary to effectuate this Trust Amendment.

/s/ Marcy A. Bass
Senior Corporate Counsel and
Assistant Corporate Secretary
BellSouth Corporation


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                              BELLSOUTH TELECOMMUNICATIONS, INC.


                              By: /s/ MARY JO PEED
                                 -----------------------------------------------
                              Its: Vice President, Secretary and General Counsel


ATTEST
/s/ Joyce Clower Irvine
Its:  Assistant Secretary
         (CORPORATE SEAL)


The undersigned, Joyce Clower Irvine, does hereby certify that he/she is the duly elected, qualified and acting Assistant Corporate Secretary of BellSouth Telecommunications, Inc ("Company") and further certifies that the person whose signature appears above is a duly elected, qualified and acting officer of the Company with full power and authority to execute this Trust Amendment on behalf of the Company and to take such other actions and execute such other documents as may be necessary to effectuate this Trust Amendment.

/s/ Joyce Clower Irvine
Assistant Secretary
BellSouth Telecommunications, Inc.


                                   THE NORTHERN TRUST COMPANY


                                   By: /s/ ANITA L. BENDER
                                      ------------------------------------------
                                   Its: Vice President
ATTEST:

/s/ HELEN STIRK
-------------------------
Its:  Assistant Secretary


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